Exhibit 10.5

[FORM OF PLACEMENT AGENCY AGREEMENT]

CONFIDENTIAL

December __, 2021

VIA ELECTRONIC DELIVERY

Mr. Robert Mattacchione

Chairman & Chief Executive Officer

Novo Integrated Sciences, Inc.

11120 NE 2nd Street, Suite 100

Bellevue, WA 98004

Dear Mr. Mattacchione:

This letter (the “Agreement”) constitutes the agreement between Maxim Group LLC (“Maxim” or the “Placement Agent”) and Novo Integrated Sciences, Inc., a Nevada corporation (the “Company”), that Maxim shall serve as the exclusive placement agent for the Company, on a “commercially reasonable efforts” basis, in connection with the proposed placement (the “Offering”) of senior convertible notes (the “Notes”) and warrants (the “Warrants” and collectively with the Notes the “Securities”) convertible into shares of common stock of the Company, par value $0.001 per share (“Common Stock”) with __________. (the “Investor”). The terms of the Offering and the Securities shall be mutually agreed upon by Maxim and the Company and the Investor and nothing herein grants Maxim the power or authority to bind the Company or the Investor or creates an obligation for the Company to issue any Securities or complete the Offering. This Agreement and the documents executed and delivered by the Company and the Investor in connection with the Offering, including but not limited to the Purchase Agreement (as defined below), the Private Placement Materials (defined in the Engagement Letter) and the Warrants shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Offering (the “Closing”) shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that Maxim’s obligations hereunder are on a commercially reasonable efforts basis only and that the execution of this Agreement does not constitute a commitment by Maxim to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Maxim with respect to securing any other financing on behalf of the Company. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering. The sale of the Securities to the Investor will be evidenced by a securities purchase agreement (the “Purchase Agreement”) between the Company and the Investor in a form reasonably acceptable to the Company and Maxim. Capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement. Prior to the signing of the Purchase Agreement, officers of the Company will be available to answer inquiries from the Investor.

Notwithstanding anything herein to the contrary, in the event that the Placement Agent determines that any of the terms provided for hereunder shall not comply with a FINRA rule, including but not limited to FINRA Rule 5110, then the Company shall agree to amend this Agreement in writing upon the request of the Placement Agent to comply with any such rules; provided that any such amendments shall not provide for terms that are less favorable to the Company.

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SECTION 1. Compensation and Other Fees.

As compensation for the services provided by the Placement Agent hereunder, the Company agrees to pay to the Placement Agent as follows:

(A) The Company agrees to pay the Placement Agent a cash fee payable upon the receipt of gross proceeds by the Company as a result of the Offering equal to seven percent (7.0%) of the gross proceeds received by the Company at Closing (the “Placement Fee”).

(C) Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company agrees to reimburse Maxim for all expenses (including, without limitation, fees and disbursements of the Placement Agent’s counsel and all travel and other out-of-pocket expenses) incurred by the Placement Agent in connection with its engagement hereunder up to a maximum reimbursement of $20,000 for accountable out-of-pocket expenses.

(D) If applicable, Company shall assist and cooperate with legal counsel to the Placement Agent in effecting a filing with respect to the public offering contemplated by the Registration Statement to be filed in connection with the Offering (an “Issuer Filing”) with the Financial Industry Regulatory Authority (“FINRA”) Corporate Financing Department pursuant to FINRA Rule 5110, and the Company shall pay the filing fee required by such Issuer Filing and the fees and expenses of counsel to the Placement Agent in connection with the Issuer Filing and clearing such filing with FINRA. The Company shall assist legal counsel to the Placement Agent in pursuing the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the Offering contemplated by the Registration Statement.

The Placement Agent reserves the right to reduce any item of compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Placement Agent’s aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE PLACEMENT AGENT. Maxim represents and warrants that it (i) is a member in good standing of FINRA, (ii) is registered as a broker/dealer under the Securities Exchange of 1934, as amended (the “Exchange Act”), (iii) is licensed as a broker/dealer under the laws of the States applicable to the offers and sales of the Securities by Maxim, (iv) is and will be a body corporate validly existing under the laws of its place of incorporation, and (v) has full power and authority to enter into and perform its obligations under this Agreement. Maxim will immediately notify the Company in writing of any change in its status as such. Maxim covenants that it will use commercially reasonable efforts to conduct the Offering hereunder in compliance with the provisions of this Agreement and the requirements of applicable law.

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

(A) Representations of the Company. Each of the representations and warranties (together with any related disclosure schedules thereto) and covenants made by the Company to the Investor in the Purchase Agreement in connection with the Offering is hereby incorporated herein by reference into this Agreement (as though fully restated herein) and is, as of the date of this Agreement and as of the Closing Date, hereby made to, and in favor of, the Placement Agent. In addition to the foregoing, the Company represents and warrants that:

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1. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration No. 333-254278), and amendments thereto, and related preliminary prospectuses, for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Securities, which registration statement, as so amended (including post-effective amendments, if any) became effective on March 22, 2021, for the registration under the Securities Act of the Securities. At the time of such filing, the Company met the requirements for use of Form S-3 under the Securities Act and is not subject to the transaction requirements set forth in General Instruction I.B.6 of that form. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Securities and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the Base Prospectus, any preliminary prospectus supplement, if any, together with the free writing prospectuses, if any, used in connection with the Offering, including any documents incorporated by reference therein.

2. The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable rules and regulations thereunder, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which (x) have not been described or filed as required or (y) will not be filed within the requisite time period.

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3. The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Maxim acknowledges that all such materials as exist on the date of this letter, and are available on EDGAR in satisfaction of the foregoing sentence. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

4. As of the date of this Agreement and provided the Common Stock underlying the Securities do not exceed 20.0% of the outstanding shares on the Closing Date, except for the filings with the Nasdaq or other US applicable national exchange for the listing of the Common Stock underlying the Securities for trading thereon in the time and manner required thereby, the issuance of the Securities and the Common Stock underlying the Securities requires no further approvals, including but not limited to, the approval of shareholders.

5. The issuance by the Company of the Securities has been registered under the Securities Act. The Securities and Common Stock underlying the Securities will be issued pursuant to the Registration Statement and will be freely transferable and freely tradable by the Investor without restriction, unless otherwise restricted by applicable law or regulation. As of December 9, 2021, the Company is eligible to use Form S-3 under the Securities Act and the Time of Sale Prospectus is a valid Section 10(a) prospectus and does not contain any information that is false or misleading in any material respect or omits to state a fact therein necessary to make the statements therein not misleading in any material respect. If applicable, the Company meets the transaction requirements with respect to the aggregate market value of the Securities being sold pursuant to the Offering and during the twelve (12) months prior to this Offering, as set forth in General Instruction I.B.6 of Form S-3.

(B) FINRA Affiliations. There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5.0%) or greater stockholder of the Company, except as set forth in the Base Prospectus.

SECTION 4. INDEMNIFICATION. The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached hereto as Addendum A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.

SECTION 5. ENGAGEMENT TERM. The Placement Agent’s engagement hereunder shall become effective on the date hereof and shall continue until the later of (i) the final closing date of the Offering, (ii) March 1, 2022 (such date, the “Termination Date”). Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution and the Company’s obligations to pay fees and reimburse expenses contained herein and the Company’s obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement, irrespective of whether a closing occurs. All such fees and reimbursements due shall be paid to the Placement Agent on or before the Termination Date (in the event such fees and reimbursements are earned or owed as of the Termination Date) or upon the closing of the Offering or any applicable portion thereof (in the event such fees are due pursuant to the terms of Section 1 hereof). Maxim agrees not to use any confidential information concerning the Company provided to them by the Company for any purposes other than those contemplated under this Agreement.

SECTION 6. OTHER ACTIVITIES. The Company acknowledges that the Placement Agent has been, and may in the future be, engaged to provide services as an underwriter, placement agent, finder, advisor or investment banker to other companies in the industry in which the Company is involved. Other than the Placement Agent agreement to only use confidential information concerning the Company provided by the Company for the purposes contemplated by this Agreement, the Company acknowledges and agrees that nothing contained in this Agreement shall limit or restrict the right of the Placement Agent or of any member, manager, officer, employee, agent or representative of the Placement Agent, to be a member, manager, partner, officer, director, employee, agent or representative of, investor in, or to engage in, any other business, whether or not of a similar nature to the Company’s business, nor to limit or restrict the right of the Placement Agent to render services of any kind to any other corporation, firm, individual or association; provided that the Placement Agent and any of its members, managers, officers, employees, agents or representatives shall not use the Information to the detriment of the Company.

SECTION 7. PLACEMENT AGENT INFORMATION. The Company agrees that any information or advice rendered by the Placement Agent in connection with this engagement is for the confidential use of the Company only in their evaluation of the Offering and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without such Placement Agent’s prior written consent.

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SECTION 8. NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that Maxim is and shall not be construed to be a fiduciary of the Company and Maxim shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of the Placement Agent hereunder, all of which are hereby expressly waived.

SECTION 9. CLOSING. The obligations of the Placement Agent and the closing of the sale of the Securities hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein and in the Purchase Agreement and Private Placement Materials, as defined in the Engagement Letter, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(A) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of each Placement Agent. Any filings required to be made by the Company in shall have been timely filed with the Commission. Neither the Company nor any of its affiliates shall have, either prior to the initial filing or the effective date of the Registration Statement, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the regulations thereunder with the offer and sale of the Securities pursuant to the Registration Statement.

(B) The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(C) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(D) The Placement Agent shall have received from outside counsel to the Company such counsel’s written opinion and negative assurance letter, addressed to the Placement Agent and the Investor dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, substantially identical to that provided to the Investor.

(E) Neither the Company nor any of its Subsidiaries (i) shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

(F) The Securities are registered under the Exchange Act and, as of the Closing Date, the shares of Common Stock underlying the Securities shall be listed and admitted and authorized for trading on the Nasdaq or other applicable US national exchange and satisfactory evidence of such action shall have been provided to the Placement Agent. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Nasdaq or other applicable US national exchange, nor has the Company received any information suggesting that the Commission or the Nasdaq or other US applicable national exchange is contemplating terminating such registration or listing.

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(G) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

(H) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Offering, including as an exhibit thereto this Agreement.

(I) The Company shall have entered into a Purchase Agreement with the Investor and such agreement shall be in full force and effect and shall contain representations and warranties of the Company as agreed between the Company and the Investor.

(J) FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, any filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the Offering and pay all filing fees required in connection therewith.

(K) On the date of this Agreement and on the Closing Date, the Placement Agent shall have received a “comfort” letter from the Company’s independent auditor as of each such date, addressed to the Placement Agent and in form and substance satisfactory in all respects to the Placement Agent and Placement Agent’s counsel.

(M) Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

If any of the conditions specified in this Section 9 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Placement Agent or to Placement Agent’s counsel pursuant to this Section 9 shall not be reasonably satisfactory in form and substance to the Placement Agent and to Placement Agent’s counsel, all obligations of the Placement Agent hereunder other than those that expressly survive the termination or expiration of this Agreement, may be cancelled by the Placement Agent at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing or orally. Any such oral notice shall be confirmed promptly thereafter in writing.

SECTION 10. RIGHT OF FIRST REFUSAL. Upon any Closing of the Offering, for a period of twelve (12) months from the final Closing, the Company grants the Placement Agent the right of first refusal to act as sole managing underwriter and book runner, or sole placement agent, for any and all future public and private equity and public debt offerings during such twelve (12) months period of the Company, or any successor o or any subsidiary of the Company (a “Subsequent Offering”). The Company shall provide the Placement Agent with written notice of no less than three (3) business days following its election to engage in a Subsequent Offering, which notice shall describe the proposed terms and conditions of such Subsequent Offering. The Placement Agent shall notify the Company within ten (10) days of its receipt of the written offer contemplated above as to whether or not it agrees to accept such retention. If Placement Agent should decline such retention, the Company shall have no further obligation to the Placement Agent with respect to such other Subsequent Offering, except as otherwise provided for herein. Notwithstanding anything herein to the contrary, this right of first refusal shall not apply to self-directed offerings in which the Company does not employ the services of an investment banker, finder or financial advisor to which the Company pays commissions.

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SECTION 11. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

SECTION 12. ENTIRE AGREEMENT/MISC. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof, including the Engagement Letter. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both the Placement Agent and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Offering and delivery and/or exercise of the Securities, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a “.pdf” format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

SECTION 13. CONTINGENT REQUIREMENTS. The Offering shall be conditioned upon, among other things, the following:

(A) Satisfactory completion by the Placement Agent of its reasonable due diligence investigation and analysis of: (a) the Company’s arrangements with its officers, directors, employees, affiliates, customers and suppliers, (b) the audited historical financial statements of the Company, and (c) the Company’s projected financial results for the fiscal years ending August 31, 2022 through August 31, 2023;

(B) The absence of adverse changes to the Company’s business, financial condition or prospects;

(C) The Company retaining a firm nationally recognized in the U.S. of independent PCAOB registered public accountants acceptable to the Placement Agent, which will have responsibility for the preparation of the financial statements and the financial exhibits, if any, to be included in the Prospectus Supplement, and will continue to engage accountants of comparable quality (as may be determined in good faith by the Board or audit committee) for a period of at least three (3) years after the initial Closing;

(D) From and after its listing, the Company using its best efforts to maintain its listing on Nasdaq or other applicable US national exchange for a period of at least three years following the Closing;

(E) The Company retaining a transfer agent for the Company’s equity securities reasonably acceptable to the Placement Agent and continuing to retain a transfer agent of comparable quality for a period of two (2) years after the initial Closing;

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(F) The Company engaging a financial public relations firm reasonably acceptable to Maxim, which firm shall be experienced in assisting issuers in public offerings of securities and in their relations with their security holders, and continuing to retain such firm for a period of two years after the Closing; and

(G)The Company obtaining, and from and after the Closing maintaining, directors and officers insurance coverage from a recognized, financially sound and reputable institution in an amount that is prudent and customary for similarly situated companies in the business in which it is engaged

SECTION 14. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE AND ADDENDUM A FOLLOWS]

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We look forward to working with the Company. Please confirm that the foregoing correctly sets forth our agreement by signing and returning the enclosed copy of this Agreement.

Very truly yours,

MAXIM GROUP LLC

By:
Name:
Title:

Address for notice:
Maxim Group LLC
300 Park Avenue
New York, NY 10022

Accepted and Agreed to as of

the date first written above:

Novo Integrated Sciences, Inc.

By:

Address for notice:

Novo Integrated Sciences, Inc.

11120 NE 2nd Street, Suite 100

Bellevue, WA 98004

[SIGNATURE PAGE TO THE AGREEMENT]

[ADDENDUM A FOLLOWS]

ADDENDUM A

INDEMNIFICATION PROVISIONS

In connection with the engagement of Maxim by the Company pursuant to a placement agreement dated herein on page 1 of this Agreement, between the Company and Maxim as it may be amended from time to time in writing (the “Agreement”), the Company hereby agrees as follows:

1. To the extent permitted by law, the Company will indemnify Maxim and each of its affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to the Agreement, except, with regard to the Placement Agent, to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from such Placement Agent’s willful misconduct or gross negligence in performing the services de-scribed herein, as the case may be.

2. Promptly after receipt by the Placement Agent of notice of any claim or the commencement of any action or proceeding with respect to which such Placement Agent is entitled to indemnity hereunder, such Placement Agent will notify the Company in writing of such claim or of the commencement of such action or proceeding, and the Company will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to such Placement Agent and will pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, such Placement Agent will be entitled to employ counsel separate from counsel for the Company and from any other party in such action if counsel for such Placement Agent reasonably deter-mines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and such Placement Agent. In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the Company. The Company will have the exclusive right to settle the claim or proceeding provided that the Company will not settle any such claim, action or proceeding without the prior written consent of the Placement Agent, which will not be unreasonably withheld.

3. The Company agrees to notify the Placement Agent promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by the Agreement.

4. If for any reason the foregoing indemnity is unavailable to Maxim or insufficient to hold Maxim harmless, then the Company shall contribute to the amount paid or payable by Maxim as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and Maxim on the other, but also the relative fault of the Company on the one hand and Maxim on the other, separately and not jointly, that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, the Placement Agent’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by such Placement Agent under the Agreement (excluding any amounts received as reimbursement of expenses incurred by Maxim).

5. These Indemnification Provisions shall remain in full force and effect whether or not the transaction contemplated by the Agreement is completed and shall survive the termination of the Agreement and shall be in addition to any liability that the Company might otherwise have to any indemnified party under the Agreement or otherwise.

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